Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668

Supplement dated
November 7, 2022
to the
AlphaMark Actively Managed Small Cap ETF (SMCP)
(the “Fund”)
Supplement to the Prospectus and Statement of Additional Information (“SAI”),
each dated July 31, 2022

For the services it provides to the Fund, the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, based on the average daily net assets of the Fund at an annual rate of 0.90% on the first $50 million in net assets, 0.80% on the next $100 million in net assets, 0.70% on the next $100 million in net assets, and 0.60% on net assets greater than $250 million. All references to the Fund’s management fee in the Fund’s Prospectus and SAI are revised to reflect this amount.

Please retain this Supplement with your Prospectus and SAI for future reference.